SUPPLEMENT TO THE FIDELITY MAGELLAN(registered trademark) FUND
MAY 22, 1999
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE NON-FUNDAMENTAL INVESTMENT LIMITATIONS (III) AND (V) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)